UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 3, 2017

CORPORATE CAPITAL TRUST, INC.

(Exact name of Registrant as specified in its charter)

Maryland	814-00827	27-2857503
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
CNL Center at City Commons 450 South Orange Avenue Orlando, Florida 32801 (Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (866) 745-3797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.

Submission of Matters to a Vote of Security Holders

On August 3, 2017, Corporate Capital Trust, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) at which a quorum was present in person or by proxy.

The proposals are described in detail in the Company’s definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on May 25, 2017. As of May 24, 2017, the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, 305,921,919 shares of common stock were eligible to be voted, and 177,615,859 of those shares were voted in person or by proxy at the Annual Meeting. Shareholders were asked to consider and act upon the following four proposals which received the requisite number of votes to pass.

Proposal 1: The election of two directors, Mr. James H. Kropp and Mr. Todd C. Builione, to the board of directors of the Company (the “Board”) for a three-year term expiring at the 2020 annual meeting of shareholders. These proposals were passed, with voting results as follows:

Mr. James H. Kropp:

For	Against	Abstain	Broker Non-Votes
142,383,498	3,335,126	9,552,607	22,344,628

Mr. Todd C. Builione:

For	Against	Abstain	Broker Non-Votes
142,281,216	3,390,246	9,599,769	22,344,628

Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2017. This proposal was passed, with voting results as follows:

For	Against	Abstain	Broker Non-Votes
167,601,598	2,210,169	7,804,092	0

Proposal 3: Approval of a new investment advisory agreement between the Company and KKR Credit Advisors (US) LLC (“KKR”), which will become effective upon a listing (a “Listing”) of the Company’s shares of common stock on a national securities exchange, such as the New York Stock Exchange (the “NYSE”), and will replace the existing investment advisory agreements among the Company, KKR, which is the Company’s existing investment sub-advisor, and CNL Fund Advisors Company, which is the Company’s existing investment advisor. This proposal was passed, with voting results as follows:

For	Against	Abstain	Broker Non-Votes
140,699,672	3,798,717	10,772,841	22,344,629

Proposal 5: Proposal to authorize flexibility for the Company, with the approval of the Board, to offer and sell shares of the Company’s common stock, during the one year following shareholder approval of such proposal, at a price below the then-current net asset value per share, contingent upon a Listing and subject to certain limitations described in the Proxy Statement. This proposal was passed, with voting results as follows:

For	Against	Abstain	Broker Non-Votes
135,163,607	8,829,929	11,277,695	22,344,628

The Company adjourned the Annual Meeting with respect to the other 17 proposals discussed in detail in the Proxy Statement to permit additional time to solicit shareholder votes for such proposals. The reconvened Annual Meeting will be held on September 5, 2017 at 10:00 a.m., Eastern Time, at the principal offices of the Company located at CNL Center at City Commons, Tower I, 450 South Orange Avenue, Orlando, Florida, 32801. Valid proxies submitted prior to the initial convening of the Annual Meeting on August 3, 2017 will continue to be valid for the proposals to be considered at this reconvened Annual Meeting, unless properly changed or revoked prior to votes being taken at the reconvened Annual Meeting. The record date of May 24, 2017 will remain the same for the reconvened Annual Meeting.

Item 8.01.

Other Events

The Company continues to take steps to prepare for a Listing. Subject to market conditions, final Board approval and NYSE approval, the Company anticipates that its shares of common stock will commence trading on the NYSE in the period following receipt of approvals for the remaining proposals described in the Proxy Statement, which will next be considered when the Company reconvenes the Annual Meeting on September 5, 2017. However, there can be no assurance that the Company will be able to complete the Listing within the expected timeframe or at all.

On August 3, 2017, the Company sent an email to certain financial advisors of such shareholders, which further describes the Annual Meeting results and the timing of a potential Listing, which is attached hereto as Exhibits 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Email to Financial Advisors of Shareholders, dated August 3, 2017.

Additional Information and Where to Find It

In connection with the matters described in this report, the Company has filed relevant materials with the SEC, including the Proxy Statement. The Company has mailed the Proxy Statement and a proxy card to each shareholder entitled to vote at the shareholder meeting relating to such matters. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MATTERS DESCRIBED IN THIS REPORT. The Proxy Statement and other relevant materials (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov), at the Company’s website (http://www.corporatecapitaltrust.com/investor-resources), or by writing to the Company at 450 S. Orange Avenue, Orlando, Florida 32801 (telephone number 866-650-0650).

Participants in the Solicitation

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the matters described in this report. Information about the Company’s directors and officers, as well as the identity of other potential participants, and their respective direct or indirect interests in such matters, by security holdings or otherwise, are set forth in the Proxy Statement and other materials filed with SEC.

Forward Looking Statements

The information in this report may include “forward-looking statements.” These statements are based on the beliefs and assumptions of the Company’s management and on the information currently available to management at the time of such statements. Forward-looking statements generally can be identified by the words “believes,” “expects,” “intends,” “plans,” “estimates” or similar expressions that indicate future events. Important factors that could cause actual results to differ materially from the Company’s expectations include those disclosed in the Company’s filings with the SEC, including the Company’s annual report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on March 20, 2017. The Company undertakes no obligation to update such statements to reflect subsequent events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CORPORATE CAPITAL TRUST, INC.
a Maryland corporation

Date: August 3, 2017	By:	/s/ Chirag J. Bhavsar
Chirag J. Bhavsar
Chief Financial Officer